UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175708	27-2170749
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Cummings Center, Suite 6550

Beverly, MA 01915

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (978) 992-3080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On December 31, 2012, American Renal Associates Holdings, Inc. (the “Company”) entered into subscription agreements whereby it sold an aggregate of 159,300 shares of common stock, at a purchase price of $29.16 per share of common stock for an aggregate purchase price of $4,645,188.00. These securities have not been registered under the Securities Act of 1933 (the “Securities Act”) and are being issued and sold in a private placement pursuant to Rule 506 of Regulation D and/or Section 4(2) of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 2, 2013	AMERICAN RENAL ASSOCIATES HOLDINGS, INC.

	By:	/s/ Michael R. Costa
Michael R. Costa
Vice President, General Counsel and Secretary